Exhibit 99.1

Leaf Group Announces Preliminary Fourth Quarter 2020 Results

The Company Records Highest Quarterly Revenue in Seven Years;

Society6 Group Posts Record Quarterly Revenue and New Customers

SANTA MONICA, Calif., – January 6, 2021 – Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today provided a financial update. Leaf Group’s fourth quarter 2020 revenue grew over 40% year-over-year – marking its highest quarterly revenue since fiscal year 2013 – reflecting strong growth for Society6 Group and Saatchi Art Group through the end of December 2020, partially offset by lower Media revenue.

“We are proud that Leaf Group delivered another strong quarter in Q4 2020, coming on the heels of our historic revenue growth in Q2 and Q3 of this past year,” said Sean Moriarty, CEO of Leaf Group. “The uncertain macroeconomic environment of 2020 was not without its challenges, but the resilience of our brands and the durability of our portfolio strategy positioned us to deliver outstanding results quarter after quarter this year. Our record new customer growth for both Society6 Group and Saatchi Art Group, the strength of Society6 Group in the $50 billion U.S. online home goods market, and large audience across our digital brands sets us up well for continued success in 2021 and beyond.”

●	Society6 Group Gross Transaction Value (GTV)(1) increased over 100% year-over-year in the fourth quarter 2020, driven by overall Direct-to-Consumer (DTC) GTV growth of over 105%, including over 120% growth in the U.S. and over 45% growth internationally. Society6 Group experienced strong demand throughout the holiday period and across its main categories of Wall Art, Home Décor, and Tech Accessories. In addition, Society6 Group acquired record new customers in Q4 2020.

●	Saatchi Art Group GTV(1) increased over 20% in Q4 2020, driven by strength in Saatchi Art Online with GTV growth of over 45% and the recently-launched The Other Art Fair Online Studios, partially offset by the postponement or cancellation of its live fairs for the fourth quarter of 2020. In addition, Saatchi Art Online set a record for GTV in Q4 2020.

●	Media revenue declined approximately 20% year-over-year in the fourth quarter of 2020 partially due to election-related softness for our lifestyle brands.

“Consumer behavior is continuing to shift online in our main categories of Home, Art & Design and Fitness & Wellness, positioning the company for strong sustained growth. In Q4, we

(1) Gross transaction value: Gross transaction value is defined as the total dollar value of Society6 Group and Saatchi Art Group transactions, respectively (excluding, in the case of Saatchi Art Group, the revenue from certain transactions generated by Saatchi Art’s The Other Art Fair, which include sales of stand space to artists at fairs, sponsorship fees and ticket sales). Gross transaction value is the total amount paid by the customer for a Society6 product or Saatchi Art Group artwork, respectively, which consists of the following elements: the product price, inclusive of the commission payable to the artist, shipping charges, and sales taxes, less any promotional discounts. Gross transaction value does not reflect any subsequent cancellations, refunds or credits and does not represent revenue earned by Leaf Group.

Exhibit 99.1

reinvested in new customer acquisition for Society6 resulting in record new customers for the brand, an increase of 14% over our previous record set in Q3 2020,” added Brian Gephart, CFO of Leaf Group. “Our Q4 2020 results have further increased our confidence in surpassing the previously provided 2022 targets of more than $250 million in revenue and $20 million in Adjusted EBITDA, and we expect to provide an update on our outlook in the upcoming Q4 2020 earnings call.”

Leaf Group expects to announce full fourth quarter and full year ended December 31, 2020 financial results in the ordinary course.

About Leaf Group:

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, creator-driven brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness (Well+Good, Livestrong.com and MyPlate App), and home, art and design (Saatchi Art, Society6 and Hunker). For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements set forth in this press release include, among other things, statements regarding the Company’s preliminary financial results, the Company’s future financial performance, the Company’s financial targets for future periods, and the Company’s business and operational strategy.  In addition, statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” “targets,” “guidance,” “guideposts,” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the Company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Leaf Group’s operations, markets, products and services; and are based on current expectations, estimates and projections about the Company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the Company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2019 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 16, 2020, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. These risks and uncertainties include, among others: risks associated with political and economic instability domestically and internationally including those resulting from the COVID-19 pandemic; the Company’s ability to maintain compliance with the continued listing criteria of the New York Stock Exchange; the Company’s ability to obtain forgiveness of its Paycheck Protection Program loan; the Company’s ability to successfully drive and increase traffic to its marketplaces and media properties; the Company’s ability to attract new and repeat customers

Exhibit 99.1

and artists to its marketplaces and successfully grow its marketplace businesses; the potential impact on advertising-based revenue from lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software; the Company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue; the Company’s history of incurring net operating losses; the Company’s ability to obtain capital when desired on favorable terms; the Company’s ability to effectively integrate, manage, operate and grow acquired businesses; the Company’s ability to generate long-term value for its stockholders; and any future actions that may be taken by activist stockholders. From time to time, the Company may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. Any forward-looking statement made by the Company in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to revise or update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law, and may not provide this type of information in the future.

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Investor Contact:

Shawn Milne

SVP Corporate Finance and Investor Relations

(310) 656-6346

shawn.milne@leafgroup.com

Media Contact:

Sharna Daduk

Vice President, Communications

sharna.daduk@leafgroup.com